Employee Benefit Plans (Narrative) (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Defined-Benefit Plans, information
Defined Benefit Plan, Description	Emera maintains a number of contributory defined-benefit and defined-contribution pension plans, which cover substantially all of its employees. In addition, the Company provides non-pension benefits for its retirees. These plans cover employees in Nova Scotia, New Brunswick, Newfoundland and Labrador, Florida, New Mexico, Barbados, Dominica and Grand Bahama Island.
Defined Benefit Plan, Plan Assets, Investment Policy and Strategy, Description	The market-related value of assets is based on a five-year smoothed asset value. Any investment gains (or losses) in excess of (or less than) the expected return on plan assets are recognized on a straight-line basis into the market-related value of assets over a five-year period.
Defined Benefit Plan, Plan Assets, Expected Long-term Rate-of-Return, Description	The expected long-term rate of return on plan assets is based on historical and projected real rates of return for the plan’s current asset allocation, and assumed inflation. A real rate of return is determined for each asset class. Based on the asset allocation, an overall expected real rate of return for all assets is determined. The asset return assumption is equal to the overall real rate of return assumption added to the inflation assumption, adjusted for assumed expenses to be paid from the plan.
Defined Benefit Plan, Expected Return on Plan Assets	$ 2,476	$ 2,401
Contribution Amount	45	34
Defined benefit pension plans
Defined-Benefit Plans, information
Defined Benefit Plan, Expected Return on Plan Assets	141	147
Defined Benefit Plan, Fair Value of Plan Assets	2,605	2,593	$ 2,300
Non-pension Benefit Plans
Defined-Benefit Plans, information
Defined Benefit Plan, Expected Return on Plan Assets	1	2
Defined Benefit Plan, Fair Value of Plan Assets	$ 52	$ 56	$ 49